Exhibit (a)(2)

RCN CORPORATION

CONSENT AND LETTER OF TRANSMITTAL

To Tender Notes and Deliver Consents in Respect of

7.375% Convertible Second Lien Notes due 2012
(CUSIP No 749361AK7)

Pursuant to the Offer to Purchase and Consent Solicitation Statement dated April 27, 2007

The tender offer and consent solicitation will expire at 9:15 a.m., New York City time, on May 25, 2007, unless extended by RCN (such time and date, as the same may be extended, the "Expiration Date").

The Depositary for the tender offer and consent solicitation is:

HSBC BANK USA, NATIONAL ASSOCIATION

By Regular Mail: HSBC Bank USA, National Association Corporate Trust & Loan Agency 2 Hanson Place, 14th Floor Brooklyn, NY 11217-1409
By Registered or Certified Mail
Or Overnight Courier:
HSBC Bank USA, National Association
Corporate Trust & Loan Agency
2 Hanson Place, 14th Floor
Brooklyn, NY 11217-1409

By Facsimile Transmission:
(for Eligible Institutions Only)
Fax: (718) 488-4488
Confirm by Telephone: (800) 662-9844
By Hand in New York: HSBC Bank USA, National Association Corporate Trust & Loan Agency 2 Hanson Place, 14th Floor Brooklyn, NY 11217-1409

Delivery of this Consent and Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than as listed above, will not constitute a valid delivery to the Depositary. This Consent and Letter of Transmittal and the instructions hereto should be used only to tender RCN's 7.375% Convertible Second Lien Notes due 2012 (the "Notes") and to consent to the Proposed Amendments. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation Statement, dated April 27, 2007 (as the same may be amended or supplemented from time to time, the "Offer to Purchase", and together with this Consent and Letter of Transmittal, the "Offer Documents").

To receive the purchase price, holders of Notes must tender and not withdraw their Notes and provide the corresponding consents in the manner described in the Offer Documents on or before the Expiration Date. RCN's obligation to accept for purchase and to pay for Notes validly tendered and not withdrawn in the tender offer and the effectiveness of the Proposed Amendments are conditioned upon, among other things, the receipt of the Required Consents and obtaining financing sufficient to repurchase the Notes in the tender offer and return capital to stockholders as described in the Offer to Purchase. Notes tendered and consents delivered in the tender offer and consent solicitation may be withdrawn at any time on or prior to the Expiration Date.

Holders may not tender their Notes without delivering the related consents to the Proposed Amendments. Holders of Notes may not deliver consents without tendering the related Notes. Notes tendered may be withdrawn and consents may be revoked at any time prior to the Expiration Date. A valid withdrawal of Notes will be deemed to be a revocation of the corresponding consents. Consents provided in connection with a tender of Notes cannot be revoked without a valid withdrawal of the related Notes. Accordingly, a purported revocation of consents provided in connection with a tender of Notes without a concurrent valid withdrawal of the related Notes will not withdraw the tender of the Notes or revoke the related consents.

This Consent and Letter of Transmittal is to be completed by a holder of Notes desiring to tender Notes and deliver consents unless such holder is tendering Notes and delivering consents through DTC's Automated Tender Offer Program ("ATOP"). This Consent and Letter of Transmittal need not be completed by a holder tendering Notes and delivering consents through ATOP.

For a description of certain procedures to be followed in order to tender Notes and deliver consents (through ATOP or otherwise), see "The Offer and Consent Solicitation—Procedures for Tendering Notes and Delivering Consents" in the Offer to Purchase and the instructions to this Consent and Letter of Transmittal. The instructions contained herein and in the Offer to Purchase should be read carefully before this Consent and Letter of Transmittal is completed.

TENDER OF NOTES AND CONSENT TO PROPOSED AMENDMENTS

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
DTC Account Number:
Transaction Code Number:
Date Tendered:

List below the Notes to which this Consent and Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF NOTES TENDERED(1)

Name(s) and Address(es) of Record Holder(s) or Name of DTC Participant and Participant's DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Number(s)(2)	Aggregate Principal Amount Represented by Certificate(s)(2)	Total Principal Amount Tendered and as to which consents are Given(3)

Total Principal Amount:

(1)
You must consent to the Proposed Amendments. Completion of this Consent and Letter of Transmittal before the Expiration Date will constitute the tender of all Notes delivered and a consent to the Proposed Amendments.

(2)	Need not be completed by holders of Notes tendering by book-entry transfer or in accordance with DTC's ATOP procedure for transfer (see below).
(3)
Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered and a consent with respect thereto is being given. A tendering holder is required to consent to the Proposed Amendments with respect to all Notes tendered by such holder.

If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the Notes.

The tender offer and consent solicitation are not being made to, and neither tenders of Notes nor the delivery of consents will be accepted from or on behalf of, holders of Notes in any jurisdiction in which the making or the acceptance of the tender offer or the consent solicitation would not be in compliance with the laws of such jurisdiction.

THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL IN CONNECTION WITH THE TENDER OF NOTES (INCLUDING BY BOOK-ENTRY TRANSFER) WILL BE DEEMED TO CONSTITUTE THE CONSENT OF SUCH TENDERING HOLDER TO THE PROPOSED AMENDMENTS.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to RCN and provides consents with respect to the principal amount or amounts of Notes indicated in the table above under the caption heading "Description of Notes Tendered" under the column heading "Total Principal Amount Tendered and as to which consents are Given" within such table (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such table), upon the terms and subject to the conditions set forth in this Consent and Letter of Transmittal and the Offer to Purchase (receipt of each which is hereby acknowledged). The undersigned represents and warrants that the undersigned has read the Offer Documents and agrees to all of the terms and conditions herein and therein. Upon the terms and subject to the conditions of the Offer to Purchase, the undersigned hereby (i) consents to the Proposed Amendments and (ii) directs the Indenture Trustee and the Second-Lien Collateral Agent to release all the Collateral securing the Notes and to execute the Proposed Amendments and such other documents as may be requested by the Company to release the Collateral securing the Notes.

The undersigned also rescinds all notices of default or acceleration, if any, delivered to the Company pursuant to the Indenture prior to the date on which the Notes are accepted for payment.

The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn, and the delivery of any consents granted hereby may not be revoked, except in accordance with the procedures and conditions for withdrawal or revocation set forth in the Offer to Purchase.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the tender offer and consent solicitation, the undersigned hereby:

•	sells, assigns and transfers to, or upon the order of, RCN, all right, title and interest in and to all of the Notes tendered hereby;

•
delivers (i) the consent of that tendering holder to the Proposed Amendments and (ii) its direction to the Indenture Trustee and the Second-Lien Collateral Agent to release all the Collateral securing the Notes and to execute the Proposed Amendments and all other documents requested by the Company to release the Collateral securing the Notes; and

•
irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of RCN) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•	present such Notes and all evidences of transfer and authenticity to, or transfer ownership of such Notes on the account books maintained by DTC to, or upon the order of, RCN;

•	present such Notes for transfer of ownership on the books of RCN; and

•
deliver to RCN this Consent and Letter of Transmittal as evidence of the undersigned's (i) consent to the Proposed Amendments and (ii) direction to the Indenture Trustee and the Second-Lien Collateral Agent to release all the Collateral securing the Notes and to execute the Proposed Amendments and such other documents as may be requested by the Company to release the Collateral securing the Notes;

all in accordance with the terms and conditions of the tender offer and consent solicitation as described in the Offer to Purchase.

Tenders of Notes may be withdrawn and the related consents may be revoked only by written notice of withdrawal and revocation received by the Depositary on or prior to the Expiration Date pursuant to the terms of the Offer to Purchase.

If the undersigned is not the record holder of the Notes listed in the box above under the caption "Description of Notes Tendered" under the column heading "Total Principal Amount Tendered and as to which consents are Given" or such record holder's legal representative or attorney-in-fact (or, in the case of Notes held through DTC, the DTC participant for whose account such Notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a consent in respect of such Notes on behalf of the record holder thereof, and such proxy is being delivered with this Consent and Letter of Transmittal.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides with respect to the principal amount of Notes its (i) consent, (or tendered through ATOP), to the Proposed Amendments and (ii) direction to the Indenture Trustee and the Second-Lien Collateral Agent to release all the Collateral securing the Notes and to execute the Proposed Amendments and all other documents requested by the Company to release the Collateral securing the Notes. In so doing, the undersigned recognizes that the Proposed Amendments will (i) eliminate substantially all of the restrictive covenants and Events of Default under the Indenture, (ii) release all of the Collateral securing the Notes, (iii) amend each of the Security Agreement, the Pledge Agreement and the Intercreditor Agreement to provide that each such agreement will terminate upon the effective date of the Second Supplemental Indenture and (iv) amend the Guarantee Agreement to delete certain provisions thereof to reflect the release of the Collateral securing the Notes upon the effective date of the Second Supplemental Indenture. The purpose of the consent solicitation is to effect the Proposed Amendments to permit, among other things, the return of capital to RCN's stockholders as described in the Offer to Purchase. The undersigned understands, acknowledges and agrees that any consent provided hereby shall remain in full force and effect unless and until such consent is validly revoked in accordance with the procedures set forth in the Offer to Purchase. The undersigned further understands that any tenders of Notes and any related consents will not be revocable and Notes may not be withdrawn after the Expiration Date. Thereafter, such tenders are irrevocable except that Notes not yet accepted for payment may be withdrawn at any time after June 22, 2007 (40 business days after the commencement of the tender offer). It is anticipated that the Company will execute the Second Supplemental Indenture, the Security Amendment, the Pledge Amendment, the Guarantee Amendment and the Intercreditor Amendment promptly after the Expiration Date.

The undersigned understands that, under certain circumstances and subject to the certain conditions specified in the Offer Documents (each of which RCN may waive), RCN may not be required to accept for payment any of the Notes tendered. Any Notes not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise listed in the box below labeled "A. Special Delivery Instructions."

The undersigned hereby represents and warrants and covenants that:

•	the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to deliver the consents contained herein;

•
when such tendered Notes are accepted for payment and paid for by RCN pursuant to the tender offer, RCN will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right; and

•
the undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Depositary, RCN or the Indenture Trustee to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned's consent to the Proposed Amendments or to complete the execution of the Second Supplemental Indenture, the Security Amendment, the Pledge Amendment, the Guarantee Amendment and the Intercreditor Amendment.

No authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Notes.

In consideration for the purchase of the Notes pursuant to the tender offer, the undersigned hereby waives, releases, forever discharges and agrees not to sue RCN or its former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the tender offer and consent solicitation), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against RCN as a result of or in any manner related to any prior non-compliance of the terms of the Indenture or in any manner related to:

•	the undersigned's disposition of the Notes pursuant to the tender offer;

•	any decline in the value thereof up to and including the Expiration Date (and thereafter, to the extent the holder retains Notes after the Proposed Amendments become effective);

•	the undersigned's delivery of any consents pursuant to the consent solicitation; or

•	the effectiveness or impact of the Proposed Amendments.

Without limiting the generality or effect of the foregoing, upon the purchase of Notes pursuant to the tender offer, RCN shall obtain all rights relating to the undersigned's ownership of Notes (including, without limitation, the right to all interest payable on the Notes) and any and all claims relating thereto. Notwithstanding the foregoing, tendering holders will not be deemed to waive or release, discharge or agree not to sue with respect to (i) the rights to indemnification pursuant to Section 8 of the Note Purchase Agreement, dated as of December 21, 2004, between the Company, the Guarantors and the purchasers therein or (ii) any and all claims, demands, causes of action related to the Warrant Agreement or the registration rights agreement requiring the Company to file with the SEC a "shelf" registration statement for an offering to be made on a continuous basis with respect to the Warrants and the shares of Common Stock to be issued upon exercise of the Warrants.

Unless otherwise indicated herein under "A. Special Delivery Instructions", the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned (and, in the case of Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Payment Instructions", the undersigned hereby request(s) that any checks for payment to be made in respect of the Notes tendered hereby and any consents delivered hereby be issued to the order of, and delivered to, the undersigned.

In the event that the "A. Special Delivery Instructions" box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase or Warrants be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that RCN has no obligation pursuant to the "A. Special Delivery Instructions" box to transfer any Notes or Warrants from the names of the registered holder(s) thereof if RCN does not accept for purchase any of the principal amount of such Notes so tendered or if provision for payment of any applicable transfer taxes is not made. In the event that the "B. Special Payment Instructions" box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Notes tendered and consents delivered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated, subject to provision for payment of any applicable taxes being made.

A. SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1 and 2)		B. SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 2 and 3)
To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase or Warrants to be issued are to be issued in the name of someone other than the person(s) whose signature(s) appear within this Consent and Letter of Transmittal or sent to an address different from that show in the box entitled "Description of Notes Tendered" within this Consent and Letter of Transmittal.

To be completed ONLY if checks are to be issued payable to someone other than the person(s) whose signature(s) appear(s) within this Consent and Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Notes Tendered" within this Consent and Letter of Transmittal.

Name:		Name:
	(Please Print)		(Please Print)
Address:		Address:
	(Include Zip Code)		(Include Zip Code)

	(Tax Identification or Social Security Number)		(Tax Identification or Social Security Number)
	(See Substitute Form W-9 herein)		(See Substitute Form W-9 herein)

☐	Check here to direct a credit of Notes not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC.		(See Substitute Form W-9 herein)

(DTC Account No.)
Number of Account Party:

PLEASE COMPLETE AND SIGN BELOW
(This page is to be completed and signed by all tendering and consenting holders of Notes except holders executing the tender and consent through DTC's ATOP system)
(Also complete Substitute Form W-9 Included Herein)

By completing, executing and delivering this Consent and Letter of Transmittal, the undersigned hereby tenders the principal amount of the Notes of the series listed in the box above labeled "Description of Notes Tendered" under the column heading "Total Principal Amount Tendered and as to which consents are Given" and delivers the related consents with respect to such principal amount of Notes (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

(Signature(s) of Record Holder(s) or Authorized Signatory)

(Must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Notes or, if the Notes are tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:
Name(s):
(Please Print)
Capacity (Full Title):
Address:

(Include Zip Code)
Area Code and Telephone Number:
Taxpayer Identification or Social Security Number:
(See Substitute Form W-9)
MEDALLION SIGNATURE GUARANTEE (ONLY IF REQUIRED—SEE INSTRUCTIONS 1 AND 2)
Authorized Signature of Guarantor:
Name:
Name of Firm:
Address:
(Include Zip Code)
Area Code and Telephone Number:
Dated:

[Place Seal Here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer to Purchase and Consent Solicitation

1. Signatures on Consent and Letter of Transmittal, Instruments of Transfer and Endorsements. If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificates, without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

If any of the Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Consent and Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Consents and Letters of Transmittal as there are different registrations of certificates.

If this Consent and Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to RCN of such person's authority to so act must be submitted.

When this Consent and Letter of Transmittal is signed by the registered holders of the Notes tendered hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

Unless this Consent and Letter of Transmittal is signed by the record holder(s) of the Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes), such Notes must be endorsed or accompanied by appropriate instruments of transfer, and be accompanied by a duly completed proxy entitling the signer to consent with respect to such Notes on behalf of such record holder(s) (or such participant), and each such endorsement, instrument of transfer or proxy must be signed exactly as the name or names of the record holder(s) appear on the Notes (or as the name of such participant appears on a security position listing as the owner of such Notes); signatures on each such endorsement, instrument of transfer or proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

2. Signature Guarantees. Signatures on this Consent and Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless (i) the Notes tendered hereby are tendered by a record holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) and neither the box entitled "A. Special Delivery Instructions" or the box entitled "B. Special Payment Instructions" on this Consent and Letter of Transmittal has been completed or (ii) such Notes are tendered for the account of an Eligible Institution. See Instruction 1.

3. Transfer Taxes. Except as set forth in this Instruction 3, RCN will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to the tender offer. If payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the record holders, or if tendered Notes are registered in the name of any persons other than the persons signing this Consent and Letter of Transmittal, the amount of any transfer taxes (whether imposed on the record holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

4. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Consent and Letter of Transmittal may be directed to RCN's Investor Relations department or the Depositary at the telephone numbers set forth on the back cover of the Offer to Purchase. A holder may also contact such holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offer and consent solicitation.

5. Partial Tenders. Tenders of Notes will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of any Note is tendered, the tendering holder should fill in the principal amount tendered and for which consents are given in the fourth column of the box entitled "Description of Notes Tendered" above. The entire principal amount of Notes delivered to the Depositary will be deemed to have been tendered and consents delivered therefor unless otherwise indicated. If the entire principal amount of all Notes is not tendered, then substitute Notes for the principal amount of Notes not tendered and purchased pursuant to the tender offer will be sent to the holder at its registered address, unless a different address is provided in the appropriate box on this Consent and Letter of Transmittal promptly after the delivered Notes are accepted for partial tender.

6. Special Payment and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase, Warrants to be issued or checks for payment of the purchase price are to be sent or issued, if different from the name and address of the holder signing this Consent and Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned, and checks for payment of the purchase price will be sent, to the holder of the Notes tendered.

7. Waiver of Conditions. RCN reserves the right, in its reasonable discretion, to amend or waive any of the conditions to the tender offer and consent solicitation.

8. Substitute Form W-9. Each tendering holder (or other payee) is required (i) to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding or (ii) to otherwise establish a basis for exemption from backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment. If a nonexempt holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write "Applied For" in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached "Certificate of Awaiting Taxpayer Identification Number" in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the Depositary by the time of payment, the Depositary must backup withhold 28% of the payments made to such holder.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax laws, a holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from a 28% backup withholding tax. Certain holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements. U.S. persons that are exempt holders should furnish their TIN, check the "Exempt" box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that holder's foreign status. The Form W-8BEN or other applicable form can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. If such holder is an individual, the TIN is generally his Social Security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to the tender offer may be subject to a 28% backup withholding tax. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

If backup withholding applies, the Depositary is required to withhold 28% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the requisite information is properly provided.

Purpose of Substitute Form W-9

To prevent backup withholding on payments made with respect to Notes purchased pursuant to the tender offer, the holder is required to provide the Depositary with either: (i) the holder's correct TIN by completing the Substitute Form W-9, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person and that (a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding, or (ii) an adequate basis for exemption.

If a nonexempt holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write "Applied For" in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached "Certificate of Awaiting Taxpayer Identification Number" in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the Depositary by the time of payment, the Depositary must backup withhold 28% of the payments made to such holder.

What Number to Give the Depositary

The holder is required to give the Depositary the TIN (e.g., Social Security number or employer identification number) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

PAYER'S NAME: ___________________________________

SUBSTITUTE	Name (as shown on your income tax return)
FORM W-9
Department of the Treasury Internal Revenue Service	Business Name, if different from above

Payer's Request for Taxpayer Identification Number ("TIN") and Certification	Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other Address

City, state, and ZIP code

Part 1—Taxpayer Identification
	Number—Please provide your TIN in the box at right and certify by signing and dating below.	Social Security Number
	If awaiting TIN, write "Applied For."	OR
Employer Identification Number
PART 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding. ☐

PART 3—Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE	Date	, 20__

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE	Date	, 20__

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers ("SSNs") have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:	GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER OF—	For this type of account:	GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER OF—
1. Individual	The individual	6. A valid trust, estate, or pension trust	Legal entity(4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7. Corporation or LLC electing corporate status on Form 8832	The corporation
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8. Association, club, religious, charitable, educational or other tax-exempt organization	The organization
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9. Partnership or multi-member LLC	The partnership or LLC
b. The so-called trust account that is not a legal or valid trust under State law	The actual owner (1)	10. A broker or registered nominee	The broker or nominee
5. Sole proprietorship or single-owner LLC	The owner (3)	11. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)	Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number ("TIN") to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual taxpayer identification number, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write "Applied For" in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the "Exempt" box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt.

Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys' fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)
An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE "EXEMPT" BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

In order to tender and consent, a holder of Notes or tender pursuant to DTC's Automated Tender Offer Program should send or deliver a properly completed and signed Consent and Letter of Transmittal, certificates for Notes and any other required documents to the Depositary at the address set forth below.

The Depositary for the tender offer and consent solicitation is:

HSBC BANK USA, NATIONAL ASSOCIATION

By Regular Mail: HSBC Bank USA, National Association Corporate Trust & Loan Agency 2 Hanson Place, 14th Floor Brooklyn, NY 11217-1409
By Registered or Certified Mail
Or Overnight Courier:
HSBC Bank USA, National Association
Corporate Trust & Loan Agency
2 Hanson Place, 14th Floor
Brooklyn, NY 11217-1409

By Facsimile Transmission:
(for Eligible Institutions Only)
Fax: (718) 488-4488
Confirm by Telephone: (800) 662-9844
By Hand in New York: HSBC Bank USA, National Association Corporate Trust & Loan Agency 2 Hanson Place, 14th Floor Brooklyn, NY 11217-1409

Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Consent and Letter of Transmittal or the other offer documents may be directed to Depositary at the telephone number above. A holder of Notes may also contact such holder's Custodian for assistance concerning the tender offer and consent solicitation.